UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2011

Tuesday Morning Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-19658	75-2398532
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6250 LBJ Freeway
Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (972) 387-3562

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On November 17, 2011, Tuesday Morning Corporation and its subsidiaries (collectively, the “Company”) entered into a Third Amendment (the “Third Amendment”) to the Credit Agreement, dated as of December 15, 2008, as amended (the “Credit Agreement”), by and among the Company, Bank of America, N.A., Wells Fargo Bank, N.A., Regions Bank, and the several banks and other financial institutions or entities from time to time parties thereto.  The Credit Agreement provides the Company with an asset-based, senior secured revolving credit facility (the “Revolving Credit Facility”) in the amount of up to $180.0 million.

Pursuant to the Third Amendment, the maturity date of the Revolving Credit Facility was extended from December 15, 2013 to November 17, 2016.  The Third Amendment also eliminated the “clean down” requirement under the Revolving Credit Facility, which had previously provided that the sum of the aggregate principal amount of the outstanding loans and undrawn letters of credit not exceed $65.0 million for 30 consecutive days during the period from December 28 through January 31.  Borrowings under the Revolving Credit Facility will continue to bear interest at varying rates equal to, at the Company’s election, (1) the LIBO Rate plus the Applicable Margin or (2) the Prime Rate plus the Applicable Margin, provided, that pursuant to the Third Amendment the range of the Applicable Margin for LIBO Rate loans and Prime Rate loans was reduced to 1.75% - 2.25% and 0.75% - 1.25%, respectively (as opposed to 2.50% to 3.0% for each under the Credit Agreement prior to the Third Amendment), subject, in each case, to adjustment based upon an increase or decrease in availability under the Revolving Credit Facility.  The Third Amendment also provides that a fixed commitment fee of 0.375% is payable by the Company (as opposed to a varying commitment fee ranging between 0.375% to 0.75% based on the unused portion of the revolving commitment, which was previously payable by the Company under the Credit Agreement prior to the Third Amendment).

The description of the Credit Agreement and the Third Amendment set forth above does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement and Third Amendment, copies of which are filed as Exhibits 10.1 to 10.3 and Exhibit 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 of this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description
10.1

Credit Agreement, dated December 15, 2008, by and among the Company, Bank of America, N.A. and Wells Fargo Retail Finance, LLC (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K/A filed with the SEC on December 23, 2008)

10.2

Joinder and First Amendment to Credit Agreement, dated January 28, 2009, by and among the Company, Bank of America, N.A., Wells Fargo Retail Finance, LLC and Regions Bank (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed with the SEC on January 30, 2009)

10.3

Second Amendment, dated January 29, 2010, to Credit Agreement by and among the Company, Bank of America, N.A., Wells Fargo Retail Finance, LLC, and Regions Bank (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed with the SEC on February 4, 2010)

10.4	Third Amendment to Credit Agreement, dated November 17, 2011, by and among the Company, Bank of America, N.A., Wells Fargo Bank, N.A. and Regions Bank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUESDAY MORNING CORPORATION

Date: November 23, 2011	By:	/s/ Stephanie Bowman
Stephanie Bowman
Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1

Credit Agreement, dated December 15, 2008, by and among the Company, Bank of America, N.A. and Wells Fargo Retail Finance, LLC (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K/A filed with the SEC on December 23, 2008)

10.2

Joinder and First Amendment to Credit Agreement, dated January 28, 2009, by and among the Company, Bank of America, N.A., Wells Fargo Retail Finance, LLC and Regions Bank (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed with the SEC on January 30, 2009)

10.3

Second Amendment, dated January 29, 2010, to Credit Agreement by and among the Company, Bank of America, N.A., Wells Fargo Retail Finance, LLC, and Regions Bank (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed with the SEC on February 4, 2010)

10.4	Third Amendment to Credit Agreement, dated November 17, 2011, by and among the Company, Bank of America, N.A., Wells Fargo Bank, N.A. and Regions Bank